Insurance Proceeds	6 Months Ended
Jun. 30, 2014
Extraordinary And Unusual Items [Abstract]
Insurance Proceeds

5) Insurance Proceeds

In March 2012, the Windsor Knutsen damaged its propeller. As a result, the Vessel was off-hire from April 1, 2012 to June 24, 2012 for repairs. Under the Partnership’s loss of hire policies, its insurer will pay the Partnership the hire rate agreed in respect of each vessel for each day, in excess of 14 deductible days, for the time that the Vessel is out of service as a result of damage, for a maximum of 180 days. The Partnership received payments for loss of hire insurance of $nil during the three and six months ended June 30, 2014, respectively. During the three and six months ended June 30, 2013, the Partnership received payments for loss of hire insurance of $nil and $0.3 million, respectively, which was recorded as a component of total revenues since day rates are recovered under terms of the policy.

In addition, as of June 30, 2014 and April 15, 2013, the Partnership recorded $nil and $3.5 million, respectively, for the probable recoveries up to the amount of loss under hull and machinery insurance for the repairs as a result of the propeller damage to the Windsor Knutsen. This is classified under vessel operating expenses along with the cost of the repairs of $nil and $4.0 million, respectively.

In accordance with the Contribution and Sale Agreement entered into as of April 15, 2013, insurance claims were not transferred to the Partnership upon closing, and, therefore, there is no claim in the consolidated and combined carve-out balance sheet as of December 31, 2013 and in the condensed consolidated and combined carve-out balance sheet as of June 30, 2014. See Consolidated and Combined Carve-Out Statements of Changes in Partners’ Capital/Owners’ Capital and Note 2(a)—Summary of Significant Accounting Policies: Basis of Preparation.